SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                                 FORM 8-K

                              CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

Date of Report (Date of earliest event reported) November 16, 1998

                                MEDICORE, INC.
            ------------------------------------------------------
            (Exact name of registrant as specified in its charter)

           Florida                 0-6906              59-0941551
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(State or other jurisdiction    (Commission          (IRS Employer
      of incorporation)         File Number)       Identification No.)

      2337 West 76th Street, Hialeah, Florida         33016
     ----------------------------------------       ----------
     (Address of principal executive offices)       (Zip Code)

Registrant's telephone number, including area code (305) 558-4000
                                                   --------------

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Item 5.  Other Events


     The Company entered into a financial advisory agreement ("Agreement") with Dominick & Dominick, Incorporated ("Dominick & Dominick") on November 16, 1998 to provide it and Techdyne, Inc., its majority owned public subsidiary, with which subsidiary the Agreement was initially executed, with certain investment and financial advisor services, including mergers, acquisitions and financings. The Agreement is cancelable upon written notice by either party. In addition to payment of an initial engagement fee and a monthly retainer fee to commence in February, 1999, the Company issued to Dominick & Dominick an option for 100,000 shares of its common stock exercisable at $4.75 per share through October 18, 2000.


Item 7.  Financial Statements, Pro Forma Financial Information and
         Exhibits

     (a)  Financial statements of businesses acquired

          Not Applicable

     (b)  Pro forma financial information

          Not Applicable

     (c)  Exhibits

          None


                                SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     MEDICORE, INC.

                                        /s/ Thomas K. Langbein

                                     By----------------------------
                                       THOMAS K. LANGBEIN, Chairman
                                       of the Board, Chief Executive
                                       Officer and President

Dated:  November 25, 1998